UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Thrivent Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exhibit 6.36

AMENDMENT NO. 8

TO INVESTMENT ADVISORY AGREEMENT

(Thrivent Series Fund, Inc.)

Thrivent Financial for Lutherans (“TFL”) and Thrivent Series Fund, Inc. (“TSF”) hereby agree that, effective August 16, 2013, Schedule I to this Investment Advisory Agreement, dated April 10, 2002, will be revised to reflect the following changes: Thrivent Equity Income Plus Portfolio will be changed to Thrivent Growth and Income Plus Portfolio, Thrivent Mortgage Securities Portfolio will be changed to Thrivent Opportunity Income Plus Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner All Cap Value Portfolio will be deleted.

THRIVENT SERIES FUND, INC.

By
Russell W. Swansen
President

THRIVENT FINANCIAL FOR LUTHERANS

By
Russell W. Swansen
Senior Vice President and
Chief Investment Officer

SCHEDULE I

(effective August 16, 2013)

Thrivent Large Cap Growth Portfolio
0.40%

Thrivent High Yield Portfolio
0.40%

Thrivent Income Portfolio
0.40%

Thrivent Mid Cap Growth Portfolio
0.40%

Thrivent Money Market Portfolio
0.40%

Thrivent Partner Small Cap Growth Portfolio
$0-$500 million 1.00%
More than $500 million 0.90%

Thrivent Partner All Cap Portfolio
$0-$500 million 0.95%
More than $500 million 0.90%

Thrivent Partner Growth Stock Portfolio
$0-$500 million 0.80%
More than $500 million 0.70%

Thrivent Large Cap Value Portfolio
0.60%

Thrivent Limited Maturity Bond Portfolio
0.40%

Thrivent Partner Technology Portfolio
0.75%

Thrivent Partner Small Cap Value Portfolio
0.80%
Thrivent Small Cap Stock Portfolio
$0-$200 million	0.70%
More than $200 million but not over $1 billion	0.65%
More than $1 billion but not over $2.5 billion	0.60%
More than $2.5 billion but not over $5 billion	0.55%
More than $5 billion	0.525%
Thrivent Small Cap Index Portfolio
$0-$250 million	0.35%
More than $250 million but not over $500 million	0.30%
More than $500 million but not over $1 billion	0.25%
More than $1 billion but not over $1.5 billion	0.20%
More than $1.5 billion but not over $2 billion	0.15%
More than $2 billion	0.10%

Thrivent Mid Cap Stock Portfolio
$0-$200 million	0.70%
More than $200 million but not over $1 billion	0.65%
More than $1 billion but not over $2.5 billion	0.60%
More than $2.5 billion but not over $5 billion	0.55%
More than $5 billion	0.525%
Thrivent Mid Cap Index Portfolio
$0-$250 million	0.35%
More than $250 million but not over $500 million	0.30%
More than $500 million but not over $1 billion	0.25%
More than $1 billion but not over $1.5 billion	0.20%
More than $1.5 billion but not over $2 billion	0.15%
More than $2 billion	0.10%
Thrivent Large Cap Stock Portfolio
$0-$500 million	0.65%
More than $500 million but not over $750 million	0.575%
More than $750 million but not over $1 billion	0.55%
More than $1 billion but not over $2.5 billion	0.475%
More than $2.5 billion but not over $5 billion	0.45%
More than $5 billion	0.425%
Thrivent Large Cap Index Portfolio
$0-$250 million	0.35%
More than $250 million but not over $500 million	0.30%
More than $500 million but not over $1 billion	0.25%
More than $1 billion but not over $1.5 billion	0.20%
More than $1.5 billion but not over $2 billion	0.15%
More than $2 billion	0.10%

Thrivent Real Estate Securities Portfolio
$0-$500 million 0.80%
More than $500 million 0.75%

Thrivent Balanced Portfolio
$0-$250 million 0.35%
More than $250 million 0.30%

Thrivent Diversified Income Plus Portfolio
0.40%
Thrivent Bond Index Portfolio
$0-$250 million	0.35%
More than $250 million but not over $500 million	0.30%
More than $500 million but not over $1 billion	0.25%
More than $1 billion but not over $1.5 billion	0.20%
More than $1.5 billion but not over $2 billion	0.15%
More than $2 billion	0.10%

Thrivent Opportunity Income Plus Portfolio
0.50%

Thrivent Partner Mid Cap Value Portfolio
$0-$200 million 0.75%
More than $200 million 0.70%
Thrivent Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including the underlying Thrivent mutual funds)
$0-$500 million	0.15%
More than $500 million but not over $2 billion	0.125%
More than $2 billion	0.10%

Portfolio assets invested in assets other than the Thrivent mutual funds
0.60%
Thrivent Moderately Aggressive Allocation Portfolio
Portfolio assets invested in all asset types (including the underlying Thrivent mutual funds)
$0-$500 million	0.15%
More than $500 million but not over $2 billion	0.125%
More than $2 billion	0.10%

Portfolio assets invested in assets other than the Thrivent mutual funds
0.55%
Thrivent Moderate Allocation Portfolio
Portfolio assets invested in all asset types (including the underlying Thrivent mutual funds)
$0-$500 million	0.15%
More than $500 million but not over $2 billion	0.125%
More than $2 billion	0.10%

Portfolio assets invested in assets other than the Thrivent mutual funds
0.50%
Thrivent Moderately Conservative Allocation Portfolio
Portfolio assets invested in all asset types (including the underlying Thrivent mutual funds)
$0-$500 million	0.15%
More than $500 million but not over $2 billion	0.125%
More than $2 billion	0.10%

Portfolio assets invested in assets other than the Thrivent mutual funds
0.45%
Thrivent Partner Worldwide Allocation Portfolio
$0-$250 million	0.90%
More than $250 million but not over $1 billion	0.85%
More than $1 billion but not over $1.5 billion	0.80%
More than $1.5 billion	0.75%

Thrivent Growth and Income Plus Portfolio
$0-$250 million 0.65%
More than $250 million 0.60%

Thrivent Partner Emerging Markets Equity Portfolio
$0-$50 million 1.20%
More than $50 million 1.07%

Thrivent Partner Healthcare Portfolio
$0-$50 million 0.95%
More than $50 million 0.90%

Thrivent Natural Resources Portfolio
$0-$50 million 0.75%
More than $50 million 0.725%

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Contractholder Meeting 625 Fourth Avenue South Minneapolis, MN 55415 on August 2, 2013

Please detach at perforation before mailing.

PROXY CARD	THRIVENT SERIES FUND, INC. 625 Fourth Avenue South Minneapolis, Minnesota 55415 SPECIAL MEETING OF CONTRACTHOLDERS TO BE HELD ON AUGUST 2, 2013	PROXY CARD

The undersigned hereby appoints Russell W. Swansen, David S. Royal, Rebecca A. Paulzine, Michael W. Kremenak and James M. Odland, or any of them, true and lawful proxies, with power of substitution, to represent and vote all shares that the undersigned is entitled to vote at the Special Meeting of Contractholders to be held at the Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on August 2, 2013, and any adjournments thereof, on the matters set forth and described in the accompanying Notice of Special Meeting of Contractholders and Proxy Statement. Receipt of the Notice of Special Meeting of Contractholders and of the Proxy Statement is hereby acknowledged.

Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: Please sign exactly as your name appears hereon. If shares are held jointly, either holder may sign. Corporate proxies should be signed by an authorized officer.

Signature

Signature of joint owner, if any

Date	THR_24463_042913

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Thrivent Series Fund, Inc.

Contractholder Meeting to Be Held on August 2, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/thr-24463

PORTFOLIO - MEETING TIME (CST)
Thrivent Partner All Cap Growth Portfolio - 9:00 am	Thrivent Partner All Cap Value Portfolio - 9:10 am
Thrivent Partner Socially Responsible Stock Portfolio -9:20 am

Please detach at perforation before mailing.

This proxy card is solicited on behalf of the Board of Directors of Thrivent Series Fund, Inc. You must mark the box “ABSTAIN” if you wish to abstain. Abstentions have the same effect as votes cast “AGAINST” a proposal. When this voting instruction form is properly executed, the shares represented hereby will be voted in accordance with the choices made on this card. If no choice is indicated on this proxy card, the voting instruction will be deemed to be affirmative on these matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ■

1.     To approve an Agreement and Plan of Reorganization pursuant to which the Target Portfolio would (i) transfer all of its assets and liabilities to Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”), a series of the Fund, in exchange for Shares of the Acquiring Portfolio, (ii) distribute such Shares of the Acquiring Portfolio to contractholders of the Target Portfolio, and (iii) dissolve.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Thrivent Partner All Cap Growth Portfolio	☐	☐	☐	Thrivent Partner All Cap Value Portfolio	☐	☐	☐
Thrivent Partner Socially Responsible Stock Portfolio	☐	☐	☐

2.     To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

EVERY CONTRACTHOLDER’S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY!

THR_24463_042913